Exhibit 10

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of January 18, 2008 (this “Amendment”), by and among ABX HOLDINGS, INC. a Delaware corporation (“Holdings”), ABX AIR, INC., a Delaware corporation (“ABX”), CHI ACQUISITION CORP., a Florida corporation (“CHI”, together with ABX, the “Borrowers”), each of the financial institutions party hereto as “Lenders” (the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 31, 2007 (the “Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent desire to amend Section 10.4 of the Credit Agreement on the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Lenders, the Administrative Agent, Holdings and the Borrowers hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Limited Amendment. The Credit Agreement is hereby amended by deleting the second proviso found in Section 10.4 thereof and inserting in lieu thereof the following:

“provided further, that neither the occurrence of a default or event of default under the DHL Note, nor the Indebtedness owing thereunder becoming due prior to its stated maturity, shall constitute an Event of Default under this Section if, and only if (1) the Escrow Agreement is in full force and effect at the time of any such event, (2) within fifteen (15) Business Days (or such later date as may be reasonably agreed to by the Administrative Agent) after receipt by any Credit Party of the DHL Prepayment Demand (as defined in the Escrow Agreement), no less than $61,000,000 is distributed to Holdings, ABX and/or DHL pursuant to the Escrow Agreement and (3) 100% of such proceeds are used to repay or prepay the DHL Note; or”

3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth in Sections 4 and 5 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a) This Amendment, duly executed and delivered by Holdings, the Borrowers, the Required Lenders and the Administrative Agent;

(b) A Reaffirmation of Obligations under Credit Documents, duly executed by each of the parties thereto, in the form attached to this Amendment; and

(c) Such other documents as the Administrative Agent may reasonably request.

4. Representations of Holdings and the Borrowers. Holdings and the Borrowers represent and warrant to the Administrative Agent and the Lenders that:

(a) Power and Authority. Holdings and the Borrowers have the power and authority to execute, deliver and perform the terms and provisions of this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance by them of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Holdings and the Borrowers enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b) No Violation. The execution, delivery and performance by Holdings and the Borrowers of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local governmental authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Holdings, the Borrowers or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which Holdings, the Borrowers or any of their respective Subsidiaries is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate of incorporation or bylaws of Holdings or the Borrowers.

(c) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by Holdings or the Borrowers or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against Holdings or the Borrowers.

(d) No Default. No Default or Event of Default now exists or will exist immediately after giving effect to this Amendment.

5. Reaffirmation of Representations. Holdings and the Borrowers hereby repeat and reaffirm all representations and warranties made by them to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which they are a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

6. No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms. Holdings and the Borrowers hereby ratify, confirm and reaffirm their respective liabilities, payment and performance obligations (contingent or otherwise) and their agreements under the Credit Agreement and the other Credit Documents to the extent Holdings or the Borrowers are a party thereto, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing among Holdings, the Borrowers or the Lenders, or any of them. This Amendment contains the entire agreement among Holdings, the Borrowers and the Lenders contemplated by this Amendment. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement.

7. Other Provisions.

(a) Except for the amendments expressly set forth and referred to above, the provisions of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Holdings and the Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(c) The Borrowers agree to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(e) THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(f) In consideration of the amendments contained herein, Holdings and the Borrowers hereby waive and release each of the Lenders and the Administrative Agent from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

(g) THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY HOLDINGS OR THE BORROWERS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

[Signature Pages Follow]

IN WITNESS WHEREOF, Holdings, the Borrowers, the Lenders and the Administrative Agent have caused this First Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

ABX AIR, INC.

By:	/s/ Quint O. Turner
Name:	Quint O. Turner
Title:	Chief Financial Officer

CHI ACQUISITION CORP.

By:	/s/ Quint O. Turner
Name:	Quint O. Turner
Title:	Chief Financial Officer

ABX HOLDINGS, INC.

By:	/s/ Quint O. Turner
Name:	Quint O. Turner
Title:	Chief Financial Officer

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Director

[Signatures Continue on Following Pages]

REGIONS BANK, as a Lender

By:	/s/ David L. Waller
Name:	David L. Waller
Title:	Sr. Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

FIFTH THIRD BANK, as a Lender

By:	/s/ Rey R. Curva III
Name:	Rey R. Curva III
Title:	AVP

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Lender

By:	/s/ Jeffrey Beyer
Name:	Jeffrey Beyer
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Clifford A. Mull
Name:	Clifford A. Mull
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

THE PRIVATE BANK, as a Lender

By:	/s/ Nick Fadel
Name:	Nick Fadel
Title:	Associate Managing Director

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason W. Sutton
Name:	Jason W. Sutton
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Gregory S. Leszczuk
Name:	Gregory S. Leszczuk
Title:	Assistant Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shawna Elkus
Name:	Shawna Elkus
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Jeffrey P. Sullivan
Name:	Jeffrey P. Sullivan
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce A. Kintner
Name:	Bruce A. Kintner
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

ATLANTIC CAPITAL BANK, as a Lender

By:	/s/ J. Christopher Deisley
Name:	J. Christopher Deisley
Title:	SVP

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

SECOND BANK & TRUST, as a Lender

By:	/s/ T. Patrick Collins
Name:	T. Patrick Collins
Title:	Richmond Area Market Executive

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Tricia Balser
Name:	Tricia Balser
Title:	Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

FIRSTMERIT BANK, N.A., as a Lender

By:	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President

[Signatures Continue on Following Pages]

[Signature Page to First Amendment to Credit Agreement with ABX Air, Inc.]

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

Each of the undersigned hereby reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each Credit Document to which such Person is a party and agrees that the following shall not in any way affect the validity and enforceability of any such Credit Document, or reduce, impair or discharge the obligations (including the guaranty obligations of such Persons) or collateral of such Person granted to the Lenders thereunder: (a) the amendments contained in the foregoing First Amendment to Credit Agreement (the “First Amendment”); and (b) any of the other transactions contemplated by the First Amendment. Further, each of the undersigned hereby consents to the First Amendment.

This reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York, and may be executed in as many counterparts as the undersigned deems convenient.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of January 18, 2008.

ABX HOLDINGS, INC.
ABX AIR, INC.
CHI ACQUISITION CORP.
ABX CARGO SERVICES, INC.
ABX MATERIAL SERVICES, INC.
FIRST SUBSIDIARY CORPORATION

By:	/s/ Quint O. Turner
Name:	Quint O. Turner
Title:	Chief Financial Officer

727 AIRCRAFT ONE, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

727 AIRCRAFT TWO, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

757 AIRCRAFT ONE, LLC

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	Sole Manager

767 AIRCRAFT ONE, LLC

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	Sole Manager

[Signatures Continue on Following Pages]

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:	/s/ Todd A. Hunter
Name:	Todd A. Hunter
Title:	Sole Manager

CAPITAL CARGO INTERNATIONAL AIRLINES, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

CAPITAL CARGO REAL ESTATE HOLDINGS, INC.

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	President

CAPITAL LOGISTICS, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

CARGO AIRCRAFT MANAGEMENT, INC.

By:	/s/ Todd A. Hunter
Name:	Todd A. Hunter
Title:	Treasurer

CARGO AVIATION, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

CARGO HOLDINGS INTERNATIONAL, INC.

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	President

[Signatures Continue on Following Page]

[Signature Page to Reaffirmation of Obligations]

DC-8 AIRCRAFT ONE, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

DC-8 AIRCRAFT TWO, LLC

By:	/s/ Peter F. Fox
Name:	Peter F. Fox
Title:	Sole Manager

FREIGHTER SERVICES GROUP, INC.

By:	/s/ George A. Golder
Name:	George A. Golder
Title:	Corporate Secretary

LGSTX FUEL MANAGEMENT, INC.

By:	/s/ Frank J. Visconti
Name:	Frank J. Visconti
Title:	President

LGSTX GROUP, INC.

By:	/s/ Todd A. Hunter
Name:	Todd A. Hunter
Title:	Treasurer

LGSTX SERVICES, INC.

By:	/s/ Todd A. Hunter
Name:	Todd A. Hunter
Title:	Treasurer

[Signature Page to Reaffirmation of Obligations]